                                                                 Exhibit 10.18.2


                AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT (this "AMENDMENT") is entered into as of May 25, 2004 by and among:

                  (a) RPM Funding Corporation, a Delaware corporation
         ("SELLER"),

                  (b) RPM International Inc., a Delaware corporation ("RPM-DELAWARE"),

                  (c) Jupiter Securitization Corporation, a Delaware corporation ("JUPITER" or a "CONDUIT"), and Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE" or a "CONDUIT"),

                  (d) Bank One, NA (Main Office Chicago), a national banking association ("BANK ONE"), and its assigns (collectively, the "JUPITER LIQUIDITY BANKS" and, together with Jupiter, the "JUPITER GROUP"), and Wachovia Bank, National Association, a national banking association ("WACHOVIA"), and its assigns (collectively, the "BLUE RIDGE LIQUIDITY BANKS" and, together with Blue Ridge, the "BLUE RIDGE GROUP"),

                  (e) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as agent for the Jupiter Group (the "JUPITER AGENT" or a "CO-AGENT"), and Wachovia Bank, National Association, a national banking association, in its capacity as agent for the Blue Ridge Group (the "BLUE RIDGE AGENT" or a "CO-AGENT"), and

                  (f) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as administrative agent for the Jupiter Group, the Blue Ridge Group and each Co-Agent (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS"), with respect to the Receivables Purchase Agreement dated as of June 6, 2002 by and among the Seller, the Jupiter Group, the Blue Ridge Group, and the Agents, as heretofore amended from time to time (the "RPA").

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE RPA.

                                   WITNESSETH:

                  WHEREAS, the parties wish to amend the RPA as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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                           RPM AMENDMENT NO. 3 TO RPA

                  1. Amendments.

                  1.1. The following new definitions are hereby added to Exhibit I to the RPA in their appropriate alphabetical order:

                  "FOREIGN RECEIVABLE" means a Receivable (other than a Canadian Receivable) as to which the Obligor (a) if a natural person, is not a resident of the United States of America, and (b) if a corporation or other business entity, is organized under the laws of and/or maintains its chief executive office in a jurisdiction other than the United States of America.

                  "STATE GOVERNMENT RECEIVABLE" means a Receivable as to which the Obligor is a state government or a state governmental subdivision or agency in the United States of America.

                  1.2. Clause (iii) of the definition of "ELIGIBLE RECEIVABLE" in the RPA is hereby amended and restated in its entirety to read as follows:

                  (iii) which is not a Charged-Off Receivable or a Defaulted Receivable,

                  1.3. The following definitions in the RPA are hereby amended and restated in their entirety to read, respectively, as follows:

                  "ADJUSTED ELIGIBLE RECEIVABLES" means the aggregate Outstanding Balance of Eligible Receivables less (i) the Cash Discount Exposure Factor; (ii) the Contractual Rebate Accruals; (iii) the aggregate Outstanding Balance of all State Government Receivables in excess of 5% of the aggregate Outstanding Balance of all Receivables;
         (iv) the aggregate Outstanding Balance of all other Government Receivables in excess of 3% of the aggregate Outstanding Balance of all Receivables; (v) the aggregate Outstanding Balance of all Canadian Receivables in excess of 3% of the aggregate Outstanding Balance of all Receivables; (vi) the aggregate Outstanding Balance of all Foreign Receivables in excess of 3% of the aggregate Outstanding Balance of all Receivables; (vii) the aggregate Outstanding Balance of all Eligible Receivables which by their terms are due 62-91 days after the date of invoice in excess of 15% of the aggregate Outstanding Balance of all Receivables; and (viii) the aggregate Outstanding Balance of all Eligible Receivables which by their terms are due 92-121 days after the date of invoice in excess of 3% of the aggregate Outstanding Balance of all Receivables.

                  "CONCENTRATION LIMIT" means, at any time, for any Obligor and its Affiliates, considered as if they were one and the same Obligor, 6.5% of Adjusted Eligible Receivables with long-term debt ratings of at least "Baa3" by Moody's Investors Services, Inc. and at least "BBB-" by Standard & Poor's Ratings Group, or 5% of the Adjusted Eligible Receivables, or such other amount (a "SPECIAL CONCENTRATION LIMIT") for such Obligor designated by the Co-Agents; PROVIDED that either of the Co-Agents may, upon not less than five Business Days' notice to Seller, cancel any Special Concentration Limit. As of the date hereof, (x) the



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                           RPM AMENDMENT NO. 3 TO RPA
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         Special Concentration Limit for The Home Depot, Inc. and its Affiliates
         is the lesser of (i) $40,000,000 or (ii) 20% of Adjusted Eligible Receivables; (y) the Special Concentration Limit for Wal-Mart Stores Inc. and its Affiliates is the lesser of (i) $20,000,000 or (ii) 10% of Adjusted Eligible Receivables; and (z) the Special Concentration Limit for Lowe's Companies, Inc. and its Affiliates is the lesser of (i) $30,000,000 or (ii) 15% of Adjusted Eligible Receivables.

                  "DEFAULT HORIZON RATIO" means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (a) the sum of (i) the aggregate sales generated by the Originators during the four Calculation Periods ending on such Cut-Off Date and (ii) 50% of the aggregate sales generated by the Originators during the Calculation Period ending four Cut-Off Dates prior to such Cut-Off Date, by (b) the Net Receivables Balance as of such Cut-Off Date.

                  "LIQUIDITY TERMINATION DATE" means May 24, 2005.

                  2. Reaffirmation of Performance Undertaking. RPM-Delaware hereby ratifies the Performance Undertaking and confirms that its obligations thereunder remain in full force and effect.

                  3. Representations. In order to induce the Agents and the Purchasers to agree to this Amendment, each of the Seller Parties hereby represents and warrants that (a) the representations and warranties set forth in
Section 5.1 of the RPA are true and correct on and as of the date hereof, and
(b) no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.

                  4. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Administrative Agent of executed copies of this Amendment, duly executed by each of the parties hereto.

                  5. Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.



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                           RPM AMENDMENT NO. 3 TO RPA
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                  8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

                  9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
















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                           RPM AMENDMENT NO. 3 TO RPA
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.



RPM FUNDING CORPORATION

By:  /s/ Keith R. Smiley
    ---------------------------------
Name:  Keith R. Smiley
Title: Treasurer







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                           RPM AMENDMENT NO. 3 TO RPA

RPM INTERNATIONAL INC.



By:  /s/ Keith R. Smiley
    ---------------------------------
 Name:  Keith R. Smiley
 Title: Vice President, Treasurer and Assistant Secretary















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                           RPM AMENDMENT NO. 3 TO RPA

JUPITER SECURITIZATION CORPORATION

By: /s/ Sherri Gerner
    ------------------------------
Name:  Sherri Gerner
Title: Authorized Signer






BANK ONE, NA (MAIN OFFICE CHICAGO), INDIVIDUALLY, AS JUPITER AGENT AND AS ADMINISTRATIVE AGENT



By: /s/ Sherri Gerner
    ------------------------------
Name:  Sherri Gerner
Title: Director, Capital Markets














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                           RPM AMENDMENT NO. 3 TO RPA

BLUE RIDGE ASSET FUNDING CORPORATION

BY: WACHOVIA CAPITAL MARKETS, LLC, ATTORNEY-IN FACT

By: /s/ Douglas R. Wilson, Sr.
    ------------------------------
Name:  Douglas R. Wilson, Sr.
Title: Vice President



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                           RPM AMENDMENT NO. 3 TO RPA

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS BLUE RIDGE
AGENT



By: /s/ Gary G. Fleming, Jr.
    ------------------------------
Name:  Gary G. Fleming, Jr.
Title: Director












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                           RPM AMENDMENT NO. 3 TO RPA